                                                                    EXHIBIT 4.2

               [SPECIMEN ABC-NACO INC. COMMON STOCK CERTIFICATE]

                               [ABC-NACO logo]

                                                      NUMBERABC-NACO INC.SHARES
                                                      ABCA DELAWARE CORPORATION

                                                                   COMMONCOMMON
                                                              CUSIP 000752 10 5

THIS CERTIFIES THAT

                                                                SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS


is the owner of

     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK ($.01 PAR VALUE) OF
                                  ABC-NACO INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed.

     This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated


         /s/ John S. Lison                           /s/ Joseph A. Seher
         -------------------------  [ABC-NACO seal]  ------------------------
         SECRETARY                                   CHIEF EXECUTIVE OFFICER

                           Countersigned and Registered:
                           AMERICAN STOCK TRANSFER & TRUST COMPANY
                                     (New York, New York)
                                            Transfer Agent and Registrar

                           By
                                            Authorized Officer

                                  ABC-NACO INC.

     ABC-NACO INC. will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--  as tenants in common             UNIF GIFT MIN ACT ............. Custodian...........
                                                              (Cust)                 (Minor)
TEN ENT--  as tenants by the entireties                       under Uniform Gifts to Minors Act
JT TEN --  as joint tenants with rights of
           survivorship and not as tenants        .................................
           in common                                          (State)

     Additional abbreviations may also be used though not in the above list.

                                TRANSFER FORM
           COMPLETE THIS FORM ONLY WHEN TRANSFERRING TO ANOTHER PERSON

     For value received _________________________________________ hereby sell assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

                    (please typewrite name and address)







                                                                    Shares
represented by the within Certificate and do hereby irrevocably constitute and appoint _____________________________________________ attorney to transfer the same on the books of the within-named Corporation, with full power of substitution in the premises.

Dated ___________________________

                                         SIGNATURE GUARANTEED BY
                                                       SIGNATURE(S)

_________________________________ NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever.